ICON Leasing Fund Twelve, LLC

Annual Portfolio Overview

2012

ICON Leasing Fund Twelve, LLC

Table of Contents

Introduction to Portfolio Overview	1

Investment During the Quarter	1

Investments Following the Quarter	1

Dispositions During the Quarter	2

Portfolio Overview	2

10% Status Report	5

Revolving Line of Credit	5

Perfomance Analysis	6

Transactions with Related Parties	7

Financial Statements	9

Forward Looking Information	14

Additional Information	14

ICON Leasing Fund Twelve, LLC

Introduction to Portfolio Overview

We are pleased to present ICON Leasing Fund Twelve, LLC’s (the “Fund”) Annual Portfolio Overview for the year ended December 31, 2012. References to “we,” “us,” and “our” are references to the Fund, and references to the “Manager” are references to the manager of the Fund, ICON Capital, LLC.

The Fund makes investments in companies that utilize equipment and other corporate infrastructure (collectively, “Capital Assets”) to operate their businesses. These investments are primarily structured as debt and debt-like financings (such as loans and leases) that are collateralized by Capital Assets.

The Fund raised $347,686,947 commencing with our initial offering on May 7, 2007 through the closing of our offering on April 30, 2009.  During our operating period, we will invest our offering proceeds and cash generated from operations in Capital Assets.  Following our operating period, we will enter our liquidation period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investment During the Quarter

The Fund made the following investment during the quarter ended December 31, 2012:

SAExploration Holdings, Inc.
Investment Date:	11/28/2012	Collateral:	Seismic imaging equipment valued at $33,500,000.
Structure:	Loan
Expiration Date:	11/28/2016
Facility Amount:	$13,500,000
Fund Participation:	$4,050,000

Investments Following the Quarter

The Fund made the investments below following the quarter ended December 31, 2012:

NTS, Inc.
Investment Date:	03/28/2013	Collateral:	Telecommunications equipment valued at $41,000,000.
Structure:	Loan
Expiration Date:	07/01/2017
Facility Amount:	$1,700,000
Fund Participation:	$765,000

ICON Leasing Fund Twelve, LLC

Investments Following the Quarter (continued)

Lubricating Specialties Company
Investment Date:	04/05/2013	Collateral:	Liquid storage tanks, blending lines and packaging equipment valued at $52,030,000.
Structure:	Loan
Expiration Date:	08/01/2018
Facility Amount:	$18,000,000
Fund Participation:	$3,870,000

Dispositions During the Quarter

The Fund disposed of the following investments during the quarter ended December 31, 2012:

Quattro Plant Limited
Structure:	Loan	Collateral:	Rail support construction equipment.
Disposition Date:	11/14/2012
Equity Invested:	$5,204,000*
Total Proceeds Received:	$7,504,000*

Revstone Transportation, LLC
Structure:	Loan	Collateral:	Automotive manufacturing equipment.
Disposition Date:	11/16/2012
Equity Invested:	$14,109,000*
Total Proceeds Received:	$16,835,000*

*Approximate Amount

Portfolio Overview

As of December 31, 2012, our portfolio consisted of the following investments:

Frontier Oilfield Services, Inc.
Structure:	Loan	Collateral:	Saltwater disposal wells and related equipment.
Expiration Date:	02/01/2018

ION Geophysical, Inc.
Structure:	Loan	Collateral:	Analog seismic system equipment.
Expiration Date:	8/1/2014

ICON Leasing Fund Twelve, LLC

Portfolio Overview (continued)

EMS Enterprise Holdings, LLC
Structure:	Loan	Collateral:	Metal cladding equipment consisting of furnaces, rolling mills, winders, slitters and production lines.
Expiration Date:	9/1/2014

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Expiration Date:	10/06/2014

Palmali Holding Company Limited
Structure:	Loan	Collateral:	Two Aframax tanker vessels.
Expiration Date:	07/28/2016 09/14/2016

Superior Tube Inc.
Structure:	Loan	Collateral:	Equipment and related inventory used in oil field services business.
Expiration Date:	10/01/2017

Jurong Aromatics Corporation Pte. Ltd.
Structure:	Loan	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.
Expiration Date:	01/16/2021

Magnum Coal Company
Structure:	Lease	Collateral:	A Bucyrus Erie model 1570 Dragline.
Expiration Date:	08/01/2015

Sealynx
Structure:	Lease	Collateral:	Auto parts manufacturing equipment.
Expiration Date:	06/01/2013

ICON Leasing Fund Twelve, LLC

Portfolio Overview (continued)

Broadview Networks Holdings, Inc
Structure:	Lease	Collateral:	Telecommunications equipment.
Expiration Date:	Various dates through 03/31/2014

Atlas Pipeline Mid-Continent, LLC
Structure:	Lease	Collateral:	Natural gas compressors.
Expiration Date:	08/31/2013

Pliant Corporation
Structure:	Lease	Collateral:	Plastic films and flexible packaging manufacturing equipment.
Expiration Date:	09/30/2013

AET, Inc. Limited
Structure:	Lease	Collateral:	Four Aframax product tankers, two Aframax tankers and two Very Large Crude Carriers.
Expiration Dates:	11/13/2013 11/14/2013 03/29/2014 03/29/2021

SAExploration, Inc.
Structure:	Loan	Collateral:	Seismic imaging equipment.
Expiration Date:	11/28/2016

Vroon Group B.V.
Structure:	Lease	Collateral:	Two handy-size container vessels.
Expiration Date:	04/24/2014

Swiber Holdings Limited
Structure:	Lease	Collateral:	A saturation diving system.
Expiration Date:	06/30/2014

Ionian Group
Structure:	Lease	Collateral:	A product tanker vessel.
Expiration Date:	10/29/2014

ICON Leasing Fund Twelve, LLC

Portfolio Overview (Continued)

Swiber Holdings Limited
Structure:	Lease	Collateral:	A 300-man accommodation and work barge.
Expiration Date:	03/23/2017

Leighton Holdings Ltd.
Structure:	Lease	Collateral:	An accommodation and work barge and three pipelay barges.
Expiration Date:	06/25/2017 10/27/2017 1/04/2018

10% Status Report

As of December 31, 2012, a pipelay barge bareboat chartered to Leighton Holdings Ltd. was the only investment that individually constituted at least 10% of the aggregate purchase price of our investment portfolio.  The pipelay barge is scheduled to remain on bareboat charter during the 2013 calendar year.

As of December 31, 2012, the pipelay barge had fifty-seven monthly payments remaining.  To the best of our Manager’s knowledge, the barge remains seaworthy, is maintained in accordance with commercial marine standards and with applicable laws and the regulations of the governing shipping registry as required under the bareboat charter.

Revolving Line of Credit

On May 10, 2011, the Fund entered into a loan agreement with California Bank & Trust (“CB&T”) for a revolving line of credit of up to $10,000,000 (the “Facility”), which is secured by all of the Fund’s assets not subject to a first priority lien by third parties.  Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, on the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The Facility has been extended through March 31, 2015. The interest rate on general advances under the Facility is CB&T’s prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the current London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay a 0.5% fee on unused commitments under the Facility. At December 31, 2012, there were no obligations outstanding under the Facility.

ICON Leasing Fund Twelve, LLC

Performance Analysis

Capital Invested As of December 31, 2012	$363,598,071
Leverage Ratio	1.07:1*
% of Receivables Collected in the Quarter Ended December 31, 2012	100%**
*    Leverage ratio is defined as total liabilities divided by total equity.
**  Collections as of April 30, 2013.

One of our objectives is to provide cash distributions to our members.  In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations.  We refer to this financial measure as cash available from our business operations, or CABO.  CABO is not equivalent to our net operating income or loss as determined under GAAP.  Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time.  We define CABO as the net change in cash during the period plus distributions to members and investments made during such period, less the debt  proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of interests during such period, if any.

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful.  CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity.  CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to members, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make investments and Distributions to Members

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

ICON Leasing Fund Twelve, LLC

In summary, CABO is calculated as:

Net change in cash during the period per the GAAP cash flow statement
+ distributions to Members during the period
+ investments made during the period
- debt proceeds to be specifically used to make an investment
- net proceeds from the sale of Interests during the period

= CABO

Cash Available From Business Operations
for the Period January 1, 2012 to December 31, 2012

Cash Balance at January 1, 2012	$26,317,435
Cash Balance at December 31, 2012	$30,980,776

Net Change in Cash			$4,663,341

Add Back:
Distributions Paid to Members from January 1, 2012 to December 31, 2012			$33,974,546

Investments made during the Period
Investment in Notes Receivable	$25,556,362	{1}
Investment in Joint Ventures	137,500	{2}
			$25,693,862	(1)

Deduct:
Net Equity raised during the Period			$(150,497	)(2)
Debt Proceeds used specifically for Investments and activity related to the revolver			$-

Cash Available from Business Operations (CABO)			$64,482,246

(1) This amount is the net amount of (a) Sale of Limited Liability Company Interests, (b) Sales and Offering Expenses Paid, (c) Deferred Charges and (d) Repurchase of Limited Liability Company Interest, all directly from the GAAP Cash Flow statement. This amount is deducted as it is not considered a source for distributions.

(2) Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases.

Transactions with Related Parties

We entered into certain agreements with our Manager and with and ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Manager, whereby we paid certain fees and reimbursements to those parties.  Our Manager was entitled to receive an organizational and offering expense allowance of 3.5% of capital raised up to $50,000,000, 2.5% of capital raised between $50,000,001 and $100,000,000, 1.5% of capital raised between $100,000,001 and $200,000,000, 1.0% of capital raised between $200,000,001, and $250,000,000 and 0.5% of capital raised over $250,000,000.  ICON Securities was entitled to receive a 2% underwriting fee from the gross proceeds from sales of shares to additional members.

ICON Leasing Fund Twelve, LLC

Transactions with Related Parties (continued)

In accordance with the terms of our limited liability company agreement, we pay or paid our Manager (i) management fees ranging from 1% to 7% based on the type of transaction, and (ii) acquisition fees, through the end of the operating period, of 3% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments. For a more detailed analysis of the fees payable to our Manager, please see the Fund’s prospectus.  During the quarter ended December 31, 2012, we paid our Manager aggregate acquisition fees in the amount of approximately $122,000. In connection with the investments made following the quarter ended December 31, 2012, we paid our Manager aggregate acquisition fees in the amount of approximately $417,000.

Our Manager performs certain services relating to the management of our equipment leasing and other financing activities.  Such services include, but are not limited to, the collection of lease payments from the lessees of the equipment or loan payments from borrowers, re-leasing services in connection with equipment which is off-lease, inspections of the equipment, liaising with and general supervision of lessees and borrowers to ensure that the equipment is being properly operated and maintained, monitoring performance by the lessees and borrowers of their obligations under the leases and loans, and the payment of operating expenses. Administrative expense reimbursements are costs incurred by our Manager or its affiliates that are necessary to our operations.

Our Manager also has a 1% interest in our profits, losses, cash distributions and liquidation proceeds.  We paid distributions to our Manager in the amount of $339,749, $339,752 and $339,880 for the years ended December 31, 2012, 2011 and 2010, respectively. Additionally, our Manager’s interest in our net (loss) income for the years ended December 31, 2012, 2011 and 2010 was $(280,097), $29,538 and $118,755, respectively.

Fees and other expenses paid or accrued by us to our Manager or its affiliates were as follows:

			Years Ended December 31,
Entity	Capacity	Description	2012	2011	2010
ICON Capital, LLC	Manager	Acquisition fees(1)	$1,366,728	$2,585,188	$3,849,400
ICON Capital, LLC	Manager	Management fees(2)	4,569,168	4,812,299	4,302,374
ICON Capital, LLC	Manager	Administrative expense reimbursements(2)	2,857,713	2,795,143	3,184,449
			$8,793,609	$10,192,630	$11,336,223

(1) Amount capitalized and amortized to operations.
(2) Amount charged directly to operations.

At December 31, 2012 and 2011, we had a net payable due to the Manager of $278,630 and $109,356, respectively, primarily related to administrative expense reimbursements.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Leasing Fund Twelve, LLC

Financial Statements                                                                                                 (A Delaware Limited Liability Company)
Consolidated Balance Sheets

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Consolidated Balance Sheets

	December 31,
	2012	2011
Assets
Current assets:
Cash and cash equivalents	$30,980,776	$26,317,435
Current portion of net investment in notes receivable	3,504,935	10,101,702
Current portion of net investment in finance leases	23,051,283	17,422,138
Other current assets	1,283,542	3,085,831
Total current assets	58,820,536	56,927,106
Non-current assets:
Net investment in notes receivable, less current portion	23,912,048	26,563,447
Net investment in finance leases, less current portion	123,879,170	148,501,603
Leased equipment at cost (less accumulated depreciation of
$111,464,733 and $82,423,653, respectively)	141,269,561	225,115,559
Investment in joint ventures	14,286,846	14,282,121
Other non-current assets	3,618,861	11,271,291
Total non-current assets	306,966,486	425,734,021
Total assets	$365,787,022	$482,661,127
Liabilities and Equity
Current liabilities:
Current portion of non-recourse long-term debt	$62,260,590	$48,748,203
Derivative financial instruments	3,267,800	5,606,662
Deferred revenue	3,771,239	4,149,418
Due to Manager and affiliates, net	278,630	109,356
Accrued expenses and other current liabilities	1,864,031	2,690,423
Total current liabilities	71,442,290	61,304,062
Non-current liabilities:
Non-recourse long-term debt, less current portion	61,081,250	120,578,143
Seller's credit	56,934,973	55,175,810
Total non-current liabilities	118,016,223	175,753,953
Total liabilities	189,458,513	237,058,015
Commitments and contingencies
Equity:
Members’ equity:
Additional members	164,205,604	225,720,481
Manager	(1,452,987)	(833,141)
Accumulated other comprehensive loss	(4,213,086)	(6,316,067)
Total members' equity	158,539,531	218,571,273
Noncontrolling interests	17,788,978	27,031,839
Total equity	176,328,509	245,603,112
Total liabilities and equity	$365,787,022	$482,661,127

ICON Leasing Fund Twelve, LLC

Financial Statements                                                                                                 (A Delaware Limited Liability Company)
Consolidated Statements of Operations and Comprehensive Income (Loss)
(unaudited)

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Consolidated Statements of Comprehensive (Loss) Income

	Years Ended December 31,
	2012	2011	2010
Revenue and other income:
Finance income	$20,244,446	$21,683,823	$25,400,251
Rental income	44,294,357	54,240,376	61,086,036
Income (loss) from investment in joint ventures	1,498,912	(1,224,469)	626,726
Gain on settlement of interfund agreement	-	-	1,056,555
Net gain on sale of assets	1,075,778	1,082,177	224,045
Litigation settlement	418,900	-	-
Total revenue and other income	67,532,393	75,781,907	88,393,613
Expenses:
Management fees	4,569,168	4,812,299	4,302,374
Administrative expense reimbursements	2,857,713	2,795,143	3,184,449
General and administrative	2,689,890	2,740,019	2,429,136
Interest	12,252,988	14,799,661	16,888,836
Depreciation	40,560,520	30,010,953	33,588,592
Credit loss, net	5,066,484	674,000	4,409,062
Impairment loss	35,295,894	23,016,556	5,648,959
Vessel operating expense	-	1,444,183	-
(Gain) loss on derivative financial instruments	(2,780,814)	(756,451)	247,772
Total expenses	100,511,843	79,536,363	70,699,180
Net (loss) income	(32,979,450)	(3,754,456)	17,694,433
Less: net (loss) income attributable to noncontrolling interests	(4,969,770)	(6,708,229)	5,818,968
Net (loss) income attributable to Fund Twelve	(28,009,680)	2,953,773	11,875,465

Other comprehensive income (loss):
Change in fair value of derivative financial instruments	2,166,933	1,842,883	(2,185,632)
Currency translation adjustments	27,883	22,669	(732,329)
Total other comprehensive income (loss)	2,194,816	1,865,552	(2,917,961)
Comprehensive (loss) income	(30,784,634)	(1,888,904)	14,776,472
Less: comprehensive (loss) income attributable to noncontrolling interests	(4,877,935)	(6,516,556)	5,866,844
Comprehensive (loss) income attributable to Fund Twelve	$(25,906,699)	$4,627,652	$8,909,628

Net (loss) income attributable to Fund Twelve allocable to:
Additional members	$(27,729,583)	$2,924,235	$11,756,710
Manager	(280,097)	29,538	118,755
	$(28,009,680)	$2,953,773	$11,875,465

Weighted average number of additional shares of limited liability company
interests outstanding	348,544	348,650	348,679
Net (loss) income attributable to Fund Twelve per weighted average additional
share of limited liability company interests outstanding	$(79.56)	$8.39	$33.72

ICON Leasing Fund Twelve, LLC

Financial Statements                                                                                                 (A Delaware Limited Liability Company)
Consolidated Statements of Changes in Equity

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Consolidated Statements of Changes in Equity

	Members' Equity
	Additional
	Shares of			Accumulated
	Limited Liability			Other	Total
	Company	Additional		Comprehensive	Members'	Noncontrolling	Total
	Interests	Members	Manager	Loss	Equity	Interests	Equity
Balance, December 31, 2009	348,709	$278,405,366	$(301,542)	$(5,024,109)	$273,079,715	$68,555,510	$341,635,225
Net income	-	11,756,710	118,755	-	11,875,465	5,818,968	17,694,433
Change in fair value of derivative
financial instruments	-	-	-	(2,233,508)	(2,233,508)	47,876	(2,185,632)
Currency translation adjustments	-	-	-	(732,329)	(732,329)	-	(732,329)
Cash distributions	-	(33,648,098)	(339,880)	-	(33,987,978)	(15,576,612)	(49,564,590)
Shares of limited liability company interests
repurchased	(59)	(47,129)	-	-	(47,129)	-	(47,129)
Investment in joint ventures by
noncontrolling interests	-	(25,720)	(260)	-	(25,980)	3,941,599	3,915,619
Balance, December 31, 2010	348,650	256,441,129	(522,927)	(7,989,946)	247,928,256	62,787,341	310,715,597
Net income (loss)	-	2,924,235	29,538	-	2,953,773	(6,708,229)	(3,754,456)
Change in fair value of derivative
financial instruments	-	-	-	1,651,210	1,651,210	191,673	1,842,883
Currency translation adjustments	-	-	-	22,669	22,669	-	22,669
Cash distributions	-	(33,644,883)	(339,752)	-	(33,984,635)	(12,169,963)	(46,154,598)
Deconsolidation of noncontrolling interests
in joint ventures	-	-	-	-	-	(17,068,983)	(17,068,983)
Balance, December 31, 2011	348,650	225,720,481	(833,141)	(6,316,067)	218,571,273	27,031,839	245,603,112
Net loss	-	(27,729,583)	(280,097)	-	(28,009,680)	(4,969,770)	(32,979,450)
Change in fair value of derivative
financial instruments	-	-	-	2,075,098	2,075,098	91,835	2,166,933
Currency translation adjustments	-	-	-	27,883	27,883	-	27,883
Cash distributions	-	(33,634,797)	(339,749)	-	(33,974,546)	(4,364,926)	(38,339,472)
Shares of limited liability company interests
repurchased	(221)	(150,497)	-	-	(150,497)	-	(150,497)
Balance, December 31, 2012	348,429	$164,205,604	$(1,452,987)	$(4,213,086)	$158,539,531	$17,788,978	$176,328,509

ICON Leasing Fund Twelve, LLC

Financial Statements                                                                                                 (A Delaware Limited Liability Company)
Consolidated Statements of Cash Flows
(unaudited)

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Consolidated Statements of Cash Flows

	Years Ended December 31,
	2012	2011	2010
Cash flows from operating activities:
Net (loss) income	$(32,979,450)	$(3,754,456)	$17,694,433
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Finance income	(13,220,549)	(15,121,915)	(13,692,079)
Rental income paid directly to lenders by lessees	(30,192,648)	(33,629,325)	(37,274,684)
(Income) loss from investment in joint ventures	(1,498,912)	1,224,469	(626,726)
Depreciation	40,560,520	30,010,953	33,588,592
Interest expense on non-recourse financing paid directly to lenders by lessees	3,168,897	4,425,125	6,135,867
Interest expense from amortization of debt financing costs	895,309	1,132,390	1,251,909
Net accretion of seller's credit and other	1,874,319	1,638,569	1,790,077
Impairment loss	35,295,894	23,016,556	5,648,959
Credit loss, net	5,066,484	674,000	4,409,062
Gain on settlement of interfund agreement	-	-	(1,056,555)
Net gain on sale of assets	(1,075,778)	(1,082,177)	(224,045)
(Gain) loss on derivative financial instruments	(2,780,814)	(756,451)	247,772
Changes in operating assets and liabilities:
Collection of finance leases	31,057,337	36,343,605	32,015,785
Other assets	1,208,639	(1,450,443)	(4,362,789)
Accrued expenses and other current liabilities	(806,405)	118,379	(1,455,815)
Deferred revenue	(25,936)	(1,319,779)	348,207
Due to/from Manager and affiliates, net	169,274	(173,137)	679,209
Distributions from joint ventures	874,895	586,128	626,726
Net cash provided by operating activities	37,591,076	41,882,491	45,743,905
Cash flows from investing activities:
Purchase of equipment	-	(2,012,552)	(8,701,948)
Proceeds from sale of equipment	13,377,666	17,509,575	2,962,240
Investment in joint ventures	(137,500)	(18,505,743)	-
Distributions received from joint ventures in excess of profits	756,792	6,277,642	745,027
Investment in notes receivable	(25,556,362)	-	(24,445,400)
Principal received on notes receivable	33,854,149	9,721,990	37,591,074
Net cash provided by investing activities	22,294,745	12,990,912	8,150,993
Cash flows from financing activities:
Proceeds from revolving line of credit, recourse	1,200,000	-	-
Repayment of revolving line of credit, recourse	(1,200,000)	-	-
Proceeds from non-recourse long-term debt	-	10,628,119	12,448,656
Repayment of non-recourse long-term debt	(16,742,199)	(22,108,838)	(17,439,876)
Repurchase of shares of limited liability company interests	(150,497)	-	(47,129)
Investment in joint ventures by noncontrolling interests	-	-	2,864,417
Distributions to noncontrolling interests	(4,364,926)	(12,169,963)	(15,576,612)
Cash distributions to members	(33,974,546)	(33,984,635)	(33,987,978)
Net cash used in financing activities	(55,232,168)	(57,635,317)	(51,738,522)
Effects of exchange rates on cash and cash equivalents	9,688	(139,938)	(12,148)
Net increase (decrease) in cash and cash equivalents	4,663,341	(2,901,852)	2,144,228
Cash and cash equivalents, beginning of year	26,317,435	29,219,287	27,075,059
Cash and cash equivalents, end of year	$30,980,776	$26,317,435	$29,219,287

ICON Leasing Fund Twelve, LLC

Financial Statements                                                                                                 (A Delaware Limited Liability Company)
Consolidated Statements of Cash Flows Supplement
(unaudited)

ICON Leasing Fund Twelve, LLC
(A Delaware Limited Liability Company)
Consolidated Statements of Cash Flows

	Years Ended December 31,
	2012	2011	2010
Supplemental disclosure of cash flow information:
Cash paid for interest	$5,553,124	$6,119,129	$7,254,306
Supplemental disclosure of non-cash investing and financing activities:
Principal and interest on non-recourse long-term debt
paid directly to lenders by lessees	$32,619,459	$33,629,325	$37,274,684
Exchange of equity interests in three consolidated joint ventures for the
proportionate share of certain notes receivable	$-	$17,068,983	$-
Reclassification of net assets from leased equipment at cost to net
investment in finance lease	$-	$9,815,569	$-
Proceeds from sale of equipment paid directly to lender in settlement of
non-recourse debt	$-	$1,767,409	$-
Equipment purchased with non-recourse long-term debt paid directly by lender	$-	$-	$28,450,000
Equipment purchased with subordinated financing provided by seller	$-	$-	$11,000,000
Investment in joint ventures by noncontrolling interests	$-	$-	$1,051,201

ICON Leasing Fund Twelve, LLC

Forward Looking Information

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Required Disclosure

To fulfill our promises to you we are required to make the following disclosures when applicable:

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 15, and November 15 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or

•	Visiting www.sec.gov, or

•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.

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